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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

          Date of Event Requiring Report: April 23, 2001

                          QINNET.COM, INC.

     (Exact name of registrant as specified in its charter)

Delaware                      000-28659                75-2610514
(State of Incorporation)     (Commission              (IRS Employer
                              File Number)             Identification #)

       Suite 206, 4505 Las Virgenes Road, Calabasas, CA  91302
            --------------------------------------------
            (Address of Principal Executive Offices)

                             (818) 871-9482
              ----------------------------------------
      (Registrant's telephone number, including area code)


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This Current Report on Form 8-K/A amends the Current Report on
Form 8-K filed by Qinnet.com, Inc. a Delaware corporation (the "Company"), on May 4, 2001 to add the financial statements of the business acquired required by Item 7(a) of Form 8-K and the pro forma financial information required by Item 7(b) of Form 8-K. This Current Report on Form 8-K/A also provides additional information deemed to be of importance to security holders of the Company in accordance with Item 5 of Form 8-K.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.


ITEM 5.  OTHER EVENTS

The Registrant has acquired the remaining 6.2% interest in Qinnet Holdings Corp., a Washington corporation ("Qinnet Holdings"), pursuant to offers made by the Registrant to the remaining non-U.S. shareholders of Qinnet Holdings on May 23, 2001 (the "Offers"). The Offers were made by the Registrant to these shareholders of Qinnet Holdings to acquire their shares on the basis of 1.05 shares of the Registrant's common stock for each share of Qinnet Holdings stock. The Offers were made to shareholders of Qinnet Holdings that held in aggregate 813,000 shares of Qinnet Holdings, representing 6.2% of the shares of Qinnet Holdings. The Offer was accepted by all remaining shareholders of Qinnet Holdings. The Registrant issued a total of 853,650 shares of its common stock to the remaining shareholders of Qinnet Holdings, with the result that the total number of shares of the Registrant's common stock outstanding has
increased to 14,429,247 shares.   The Registrant is now the owner
of all of the outstanding shares of Qinnet Holdings.

The Registrant has adopted its 2001 stock option plan (the "2001 Stock Option Plan"). The 2001 Stock Option Plan provides for the grant of options to purchase up to 2,100,000 shares of the Registrant's common stock to officers, directors, employees and eligible consultants of the Registrant. The 2001 Stock Option Plan will be submitted to

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stockholders of the Registrant for approval at the Registrant's
2001 annual general meeting of stockholders.

The Registrant has approved the grant of options to purchase shares of its common stock to the holders of options to purchase shares of Qinnet Holdings common stock now that the acquisition of Qinnet Holdings has been completed. Options to purchase an aggregate of 1,900,000 shares of the Registrant's at a price of $5.00 per share have been approved under the 2001 Stock Option Plan. Each grant of options is conditional upon the agreement of the optionee to cancel their options to purchase shares of Qinnet Holdings common stock. These new options have been granted on the same general terms and conditions as the holder's original options to purchase shares of Qinnet Holdings common stock. The options granted are not subject to stockholder approval of the 2001 Stock Option Plan.

Mr. Fredric R. Mann II was appointed as a director of the Registrant on June 15, 2001.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

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ITEM 7.  FINANCIAL STATEMENTS

(a) Financial  statements  of  businesses  acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-
K/A are the audited financial statements of Qinnet Holdings Corp.
("Qinnet Holdings") as follows:

 a.  Report of Independent Certified Public Accountants;

 b.  Consolidated Balance Sheets as of December 31, 2000 and 1999;

 c.  Consolidated Statements of Operations for the year ended
     December 31, 2000 and the period from inception (April 26, 1999) to December 31, 1999;

 d. Consolidated Statement of Changes in Stockholders' Equity for the year ended December 31, 2000 and the period from inception
     (April 26, 1999) to December 31, 1999;

 e. Consolidated Statements of Cash Flows for the year ended December 31, 2000 and the period from inception (April 26, 1999) to December 31, 1999;

 f. Notes to Consolidated Financial Statements.

Included herein as Exhibit 99.2 to this Current Report on Form 8-
K/A are the unaudited interim financial statements of Qinnet
Holdings Corp. incorporating:

 a. Consolidated Balance Sheets as of March 31, 2001 and 2000;

 b. Consolidated Statements of Operations for the three months ended March 31, 2001 and 2000;

 c. Consolidated Statements of Cash Flows for the three months ended March 31, 2001 and 2000;

 d. Condensed Notes to Consolidated Financial Statements.

(b)	Pro Forma Financial Information.

Included herein as Exhibit 99.3 to this Current Report on Form 8-
K/A are the pro forma financial statements of Qinnet.com, Inc.
incorporating:

 a. Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001;

 b. Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2000 and the three months ended
    March 31, 2001.

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(c) Exhibits.

The following exhibits are included:

Exhibit 10.5: Form of Offer of Qinnet.com to the Remaining Shareholders
              of Qinnet Holdings dated May 23, 2001


ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.

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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QINNET.COM, INC.

                                  By:  /s/ Paul Schwartz
                                  ----------------------------
Date: July 5, 2001                Paul Schwartz, Secretary,
                                  Treasurer and Director

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